UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 14, 2004
                                                        -----------------



                              Pharmion Corporation
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-50447                 84-1521333
          --------                     ---------                 ----------
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)


2525 28th Street, Boulder, Colorado                                      80301
-----------------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code 720-564-9100
                                                   ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On December 14, 2004, Erle T. Mast, our Chief Financial Officer, Judith A. Hemberger, our Chief Operating Officer and a member of our Board of Directors, and Gillian C. Ivers-Read, our Vice President Clinical Development and Regulatory Affairs, adopted pre-arranged stock trading plans in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and our insider trading policy.

          The plans allow for sales of up to 27,500 shares of our common stock held by Mr. Mast, 71,995 shares of our common stock held by Ms. Hemberger and 15,202 shares of our common stock held by Ms. Ivers-Read in a systematic manner during a period commencing in February 2005 and ending in December 2005 and subject to our common stock trading above certain pre-arranged minimum prices. A portion of the shares to be sold under these plans will be issued pursuant to the exercise of existing stock options held by the executives.

          Sales made pursuant to these plans will be disclosed publicly through Form 4 and Form 144 filings with the Securities and Exchange Commission.

          These plans will permit certain of our executive officers to sell a portion of their holdings in our common stock over time as part of their respective long-term strategies for asset diversification and tax planning.

          Rule 10b5-1 allows corporate officers to establish prearranged written plans to buy or sell a specified number of shares of company stock over a set period of time. A plan must be adopted in good faith at a time when the corporate officer does not possess material nonpublic information about the company. Once a plan is established, the executive does not retain any discretion over the subsequent sales of the shares.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHARMION CORPORATION

Date: December 14, 2004                 By: /s/ Erle T. Mast
                                            ------------------------------
                                            Erle T. Mast
                                            Chief Financial Officer


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